SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004

                                    Citicorp

               (Exact name of registrant as specified in charter)




       Delaware                       1-5738                 06-1515595
-------------------------          -------------        ----------------------
(State or other juris-              (Commission               (IRS Employer
diction of incorporation)           File Number)        Identification Number)



399 Park Avenue, New York, New York                             10043
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
       ------------------------------------------------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three-month periods ended March 31, 2004 and March 31, 2003. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated April 15, 2004. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME                CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                                    First Quarter
                                                 -------------------
                                                     2004     2003 (1)
                                                 -------------------
INTEREST REVENUE
Loans, including Fees                             $10,775   $9,428
Deposits with Banks                                   206      263
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell                112       92
Investments, including Dividends                    1,213    1,204
Trading Account Assets                                447      368
Loans Held-For-Sale                                    79      257
                                                 -------------------
                                                   12,832   11,612
                                                 -------------------

INTEREST EXPENSE
Deposits                                            1,875    1,933
Trading Account Liabilities                            30       11
Purchased Funds and Other Borrowings                  483      472
Long-Term Debt                                        921      937
                                                 -------------------
                                                    3,309    3,353
                                                 -------------------

NET INTEREST REVENUE                                9,523    8,259
                                                 -------------------
POLICYHOLDER BENEFITS AND CLAIMS                      136      148
PROVISION FOR CREDIT LOSSES                         2,230    2,052
                                                 -------------------
  TOTAL BENEFITS, CLAIMS, AND                       2,366    2,200
   CREDIT LOSSES                                 -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES               7,157    6,059
                                                 -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                                3,201    2,703
Foreign Exchange                                      492      907
Trading Account                                       487      (17)
Investment Transactions                               112      112
Other Revenue                                       1,624    1,324
                                                 -------------------
                                                    5,916    5,029
                                                 -------------------

OPERATING EXPENSE
Salaries                                            2,727    2,589
Employee Benefits                                     678      579
                                                 -------------------
  Total Employee-Related Expenses                   3,405    3,168
Net Premises and Equipment                            924      874
Restructuring-Related Items                            (3)     (12)
Other Expense                                       2,911    2,466
                                                 -------------------
                                                    7,237    6,496
                                                 -------------------

INCOME BEFORE INCOME TAXES AND
  MINORITY INTEREST                                 5,836    4,592
INCOME TAXES                                        1,830    1,437
MINORITY INTEREST, NET OF INCOME TAXES                 73       38
                                                 -------------------

NET INCOME                                        $ 3,933  $ 3,117
                                                 ===================

---------------
   (1)  Reclassified to conform to the current period's presentation.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CITICORP
                                    (Registrant)


                                By: /s/ William P. Hannon
                                    ---------------------
                                        William P. Hannon
                                        Controller


Dated:  April 15, 2004